Exhibit 10.1

FIFTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT AND CONSENT

This Fifth Amendment to Loan and Security Agreement and Consent (this “Amendment”) is entered into as of September 16, 2014, between COMERICA BANK (“Bank”) and eGAIN CORPORATION, a Delaware corporation, formerly known as eGain Communications Corporation (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of June 27, 2011, as it may be amended from time to time, including without limit by that certain First Amendment to Loan and Security Agreement dated as of December 28, 2011, that certain Second Amendment to Loan and Security Agreement dated as of June 28, 2012, that certain Third Amendment to Loan and Security Agreement dated as of December 28, 2012 and that certain Fourth Amendment to Loan and Security Agreement and Consent (as amended, the “Agreement”). The parties desire to amend the Agreement, in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.     Consent.

(a)      Under Section 7.3 of the Agreement, Borrower is prohibited from acquiring all or substantially all of the assets of another Person if, among other things, the acquisition cost exceeds Two Hundred Fifty Thousand Dollars ($250,000). Borrower desires to acquire substantially all of the ownership interests of Exony Limited (“Seller”) for an amount in excess of $250,000 under the terms of a Shareholder Purchase Agreement between Borrower and Seller (the “Purchase Agreement”). The transactions described in the Purchase Agreement are referred to as the “Transaction”. Borrower has requested that Bank consent to the Transaction and waive any Event of Default which would arise under the Agreement as a result of the Transaction.

(b)      Bank hereby consents to the Transaction and waives any Event of Default which would arise under the Agreement as a result of the Transaction so long as (1) it is consummated in accordance with the terms of the Purchase Agreement previously provided by Borrower to Bank and (2) no default or Event of Default has occurred under any of the Loan Documents prior to the consummation of the Transaction or would result after giving effect thereto.

(c)      Except as specifically set forth herein, this consent shall not be deemed to amend or alter in any respect the terms and conditions of the Agreement or any of the other Loan Documents, or to constitute a waiver or release by Bank of any right, remedy, Collateral, default or Event of Default under the Agreement or any of the other Loan Documents, except to the extent specifically set forth herein. This consent shall not act as a consent to any other transaction, act or omission, whether related or unrelated thereto and shall not extend to or affect any obligation, covenant or agreement not expressly consented hereto. Furthermore, this consent shall not affect in any manner whatsoever any rights or remedies of Bank with respect to any other non-compliance by Borrower with the Agreement or the other Loan Documents, whether in the nature of a default or Event of Default, and whether now in existence or subsequently arising, and shall not apply to any other transaction.

2.      Section 6.6 of the Agreement is amended and restated to read in its entirety as follows:

“6.6       Accounts. Borrower shall maintain all its depository, operating and investment accounts with Bank. Notwithstanding the foregoing, Borrower shall be permitted to maintain accounts with financial institutions other than Bank provided that at least seventy percent (70%) of all of Borrower’s cash is maintained in accounts at Bank at all times (“Minimum Cash Requirement”). If at any time Borrower does not meet the Minimum Cash Requirement, Borrower shall have five (5) days to comply with the Minimum Cash Requirement and provide evidence satisfactory to Bank of such compliance. If Borrower fails to comply with the Minimum Cash Requirement for five (5) consecutive days, an Event of Default shall be deemed to have occurred.”

3.      Section 6.7(a) of the Agreement is amended and restated to read in its entirety as follows:

“(a) Bank Debt Liquidity Coverage. A ratio of (i) the sum of Borrower’s Cash held at Bank plus all Eligible Bank Debt Liquidity Coverage Accounts, to (ii) all Indebtedness to Bank of at least (A) 1.25 to 1.00 for the months ending July 31, 2014 through September 30, 2014 and (B) 2.00 to 1.00 for the months ending October 31, 2014 and thereafter. As used herein, ‘Eligible Bank Debt Liquidity Coverage Account’ means a consolidated Account of Borrower and its consolidated Subsidiaries that has been billed and is not owing more than ninety (90) days after the date of the original invoice or other writing evidencing such Account.”

4.      Exhibit E to the Agreement is deleted and replaced with Exhibit E attached hereto.

5.      No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

6.      Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remains in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

7.      Borrower waives, discharges, and forever releases Bank, Bank’s employees, officers, directors, attorneys, stockholders, and their successors and assigns, from and of any and all claims, causes of action, allegations or assertions that Borrower has or may have had at any time up through and including the date of this Amendment, against any or all of the foregoing, regardless of whether any such claims, causes of action, allegations or assertions are known to Borrower or whether any such claims, causes of action, allegations or assertions arose as result of Bank’s actions or omissions in connection with the Loan Documents, or any amendments, extensions or modifications thereto, or Bank’s administration of the Obligations or otherwise. BORROWER WAIVES THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, AS IT MAY BE AMENDED FROM TIME TO TIME, WHICH STATES:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

8.      Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

9.      As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)	this Amendment, executed by Borrower;
(b)	Corporation Resolutions and Incumbency Certification (Authority to Procure Loans);
(c)	copies of documents related to the Transaction;
(d)	all Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts at Bank; and
(e)	such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

10.      This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[signatures on following page]

Detroit_3782283_4

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

eGAIN CORPORATION, a Delaware corporation, formerly known as eGain Communications Corporation
By:
Name:
Title:
COMERICA BANK
By:
Name:
Title:

3

Detroit_3782283_4

EXHIBIT E

COMPLIANCE CERTIFICATE

Please send all Required Reporting to:	Comerica Bank
Technology & Life Sciences Division Loan Analysis Department 250 Lytton Avenue 3rd Floor, MC 4240 Palo Alto CA 94301 Phone: (650) 462-6060 Fax: (650) 462-6061

FROM: eGain Communications Corporation

The undersigned authorized Officer of eGain Communications Corporation (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower end Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending          , 201            with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date. Attached herewith are the required documents supporting the above certification (“Supporting Documents”). The Officer further certifies the Supporting Documents are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied form one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” or “Applicable” column,

REPORTING COVENANTS	REQUIRED	COMPLIES
Company Prepared Monthly F/S	Monthly, within 30 days	YES	NO
Compliance Certificate	Monthly, within 30 days	YES	NO
CPA Audited. Unqualified F/S	Annually, within 90 days of FYE	YES	NO
Borrowing Base Cert, A/R & A/P Agings	Monthly, within 30 days or, subject to Section 6.2(a), Quarterly, within 30 days	YES	NO
Annual Business Plan	Annually, within 60 days after the beginning of each FY	YES	NO
Intellectual Property Report	Quarterly within 30 days	YES	NO
Audit	Semi-annual	YES	NO
If Public:
10-Q	Quarterly, within 5 days of SEC filing (50 days)	YES	NO
10-K	Annually, within 5 days of SEC tiling (95 days)	YES	NO
Total amount of Borrower’s cash and investments	Amount: $	YES	NO
Total amount of Borrower’s cash and investments maintained with Bank	Amount: $	YES	NO

	DESCRIPTION	APPLICABLE
Legal Action > $500,000 (Sect. 6.2(iv))	Notify promptly upon notice	YES	NO
Mergers & Acquisitions> $250,000 (Sect. 7.3)	Notify promptly upon notice	YES	NO
Cross default with other agreements >$250,000 (Sect. 8.7)	Notify promptly upon notice	YES	NO
Judgments and settlements $1,000,000 (Sect. 8.9)	Notify promptly upon notice	YES	NO

Detroit_3782283_4

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES
TO BE TESTED MONTHLY, UNLESS OTHERWISE NOTED
Minimum Liquidity Ratio	See Section 6.7(a)	:1.00	YES	NO
Minimum Consolidated Cash	70%	%	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES
Permitted Indebtedness for equipment leases	<$500,000	$	YES	NO
Permitted Investments for stock repurchase	<$250,000	$	YES	NO
Permitted Investments for subsidiaries	<$500,000	$	YES	NO
Permitted Investments for employee loans	<$100,000	$	YES	NO
Permitted Investments for joint ventures	<$100,000	$	YES	NO
Permitted Liens for equipment leases	<$500,000	$	YES	NO
Permitted Transfers	<$500,000	$	YES	NO

Please Enter Below Comments Regarding Violations:

Detroit_3782283_4

The undersigned further acknowledges that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours,

Authorized Signer

Name

Detroit_3782283_4

Corporation Resolutions and Incumbency Certification

Authority to Procure Loans

I certify that I am the duly elected and qualified Secretary of eGAIN CORPORATION, a Delaware corporation, formerly known as eGain Communications Corporation (the “Corporation”); that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, That:

1.	Any one (1) of the following (insert titles only) of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)      Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (“Bank”), a Texas banking association, from time to time, in an unlimited amount;

(b)      Discount with Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)      Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)      Give security for any liabilities of the Corporation to Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;

(e)      Issue a warrant or warrants to purchase the Corporation’s capital stock;

(f)      Appoint, delegate and authorize such other person(s) (the “Delegated Person(s)”) as may be designated in writing from time to time by the above referenced Authorized Signer(s), or any one or more of them, to (i) request loans, advances and/or letters of credit under any line of credit, loan or other credit or financial accommodation made available by Bank to or in favor of the Corporation, and to execute and/or deliver unto Bank, in form and content as may be required by the Bank, such agreements, instruments and documents as may be necessary or required to carry out such purposes, (ii) make loan payments for and on behalf of the Corporation, and (iii) execute and certify borrowing base certificates, account agings, inventory reports and collateral reports (together with any documents, reports and certificates required to be delivered in connection with any of the foregoing) for and on behalf of the Corporation; and

(g)      Execute and deliver in form and content as may be required by Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets.

2.

Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not.

3.

Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.

These Resolutions shall continue in force, and Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to Bank, until notice to the contrary in writing is duly served on Bank (such notice to have no effect on any action previously taken by Bank in reliance on these Resolutions).

Detroit_3782283_4

5.

Any person, corporation or other legal entity dealing with Bank may rely upon a certificate signed by an officer of Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.

Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the certificate of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the certificate of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

Name (Type or Print)	Title	Signature

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on September 16, 2014.

Secretary

***

The Above Statements are Correct.
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE. A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

Detroit_3782283_4